Net Amounts Recognized in Consolidated Balance Sheet (Detail) In Thousands, unless otherwise specified	Mar. 31, 2012 Domestic plans USD ($)	Mar. 31, 2012 Domestic plans JPY (¥)	Mar. 31, 2011 Domestic plans JPY (¥)	Mar. 31, 2012 Foreign Plans USD ($)	Mar. 31, 2012 Foreign Plans JPY (¥)	Mar. 31, 2011 Foreign Plans JPY (¥)
Defined Benefit Plan Disclosure [Line Items]
Lease deposits and other	$ 42,598	¥ 3,493,000	¥ 3,693,000	$ 15,171	¥ 1,244,000	¥ 3,465,000
Accrued expenses and other	(67,232)	(5,513,000)	(6,812,000)	(830)	(68,000)	(280,000)
Accrued pension and severance costs	(1,492,268)	(122,366,000)	(112,740,000)	(516,963)	(42,391,000)	(28,100,000)
Net amount recognized	$ (1,516,902)	¥ (124,386,000)	¥ (115,859,000)	$ (502,622)	¥ (41,215,000)	¥ (24,915,000)